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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 11, 2004


                               IPC Holdings, Ltd.
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)


                 0-27662                                     Not Applicable
         (Commission File Number)                           (I.R.S. Employer
                                                           Identification No.)

   American International Building,
          29 Richmond Road
          Pembroke, Bermuda                                        HM 08
Address of principal executive offices)                          (Zip Code)


                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

     On October 11, 2004, IPC Holdings, Ltd. announced its estimate of the impact of various windstorms which occurred in August and September, 2004, on its results of operations. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number         Description
-------        -----------
99.1           Press release of IPC Holdings, Ltd. issued October 11, 2004 reporting on the Company's estimate of the impact of various windstorms which occurred in August and September, 2004, on its results of operations

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               IPC HOLDINGS, LTD.


                                               By        /s/ James P. Bryce
                                                 ------------------------------
                                                        James P. Bryce
                                                         President and
                                                    Chief Executive Officer

Date: October 12, 2004

                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
99.1           Press release of IPC Holdings, Ltd. issued October 11, 2004 reporting on the Company's estimate of the impact of various windstorms which occurred in August and September, 2004,on its results of operations